UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2025
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 23, 2025, the Bureau of Industry and Security (“BIS”), U.S. Department of Commerce, informed Cadence Design Systems, Inc. (“Cadence” or “we”) that a license is now required for the export, re-export or in-country transfer of electronic design automation software and technology classified under Export Control Classification Numbers (ECCNs) 3D991 and 3E991 on the Commerce Control List, when a party to the transaction is located in China or is a Chinese “military end user” wherever located. The letter stated that BIS has determined that these shipments pose an unacceptable risk of use in or diversion to a “military end use” in China or for a Chinese “military end user.”
Robust customer design activity continues to drive strong global business momentum. The new requirements are complex, and we are engaging with BIS to obtain further clarification, as we assess the impact on our business and financial results.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including statements regarding design activity, business momentum, engagement with BIS and the impact of new BIS license requirements on Cadence's business and financial results. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) the uncertainty associated with the interpretation of the new license requirements; (ii) the possibility of further regulatory developments or other developments affecting trading relationships between China, the United States and other countries where Cadence does business; (iii) uncertainty as to whether the U.S. government will grant any licenses for any customers in a timely manner, on acceptable terms or at all; (iv) the uncertain impact that these new license requirements may have on Cadence’s customers or the semiconductor and electronics industries generally, and the resulting impact on Cadence; (v) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (vi) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (vii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (viii) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services; (ix) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (x) Cadence’s acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (xi) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; and (xii) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s other filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K and future filings.
All forward-looking statements in this report are based on management's expectations as of the date of this report and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 29, 2025

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Marc Taxay
Marc Taxay
Senior Vice President, General Counsel and Corporate Secretary